UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

OSI ETF Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee  (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
____________________________________________________________
2)	Aggregate number of securities to which transaction applies:
____________________________________________________________
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
____________________________________________________________
4)	Proposed maximum aggregate value of transaction:
____________________________________________________________
5)	Total fee paid:
____________________________________________________________

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
____________________________________________________________
2)	Form, Schedule or Registration Statement No.:
____________________________________________________________
3)	Filing Party:
____________________________________________________________
4)	Date Filed:
____________________________________________________________

OSI ETF Trust 75 State Street, Suite 100 Boston, Massachusetts 02109

Dear Valued Shareholder,

Thank you for being an investor in an O’Shares ETF. You are a significant shareholder, and your proxy vote is critical. You were recently sent proxy materials for the upcoming Special Meeting of Shareholders. If you have not yet cast your important proxy vote, please do so today.

Even if you sold your shares in the O’Shares ETF after March 24, 2022 (the Record Date), you are still eligible to vote, and we ask you to help us by voting those shares. This is very important.

As discussed in more detail in the combined Proxy Statement and Prospectus, shareholders are being asked to consider and vote to approve an Agreement and Plan of Reorganization which is fully detailed in the proxy statement. For more information, please refer to the proxy statement, which can be found at https://vote.proxyonline.com/oshares/docs/proxy.pdf.

The Board of Trustees of your fund believes that the proposals are in the best interests of shareholders and recommends that shareholders vote “FOR” the proposals.

If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-800-622-1569 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time, and Saturday 10 a.m. to 4 p.m. Eastern Time.

We very much appreciate your attention to this matter. Please help us by casting your vote today.

Sincerely,

Connor O’Brien
Trustee
OSI ETF Trust

How do I vote?  There are four convenient methods for casting your important proxy vote:

1. Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-622-1569.  Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time and Saturday 10 a.m. to 4 p.m. Eastern Time.

2. Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3. Vote online: You may cast your vote by visiting the web address located on the attached proxy card(s) and following the instructions on the website.